              As filed with the Securities and Exchange Commission
                                on July 3, 2003
                      Registration No. 333-89661; 811-09645
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM N-1A*

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                         Post-Effective Amendment No. 31                    [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]

                                Amendment No. 32                            [X]

                        (Check appropriate box or boxes)

                             -----------------------

                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                               Charlotte, NC 28255
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                Robert B. Carroll
                         c/o Bank of America Corporation
                            One Bank of America Plaza
                             101 South Tryon Street
                               Charlotte, NC 28255
                     (Name and Address of Agent for Service)

                                 With copies to:
     Marco E. Adelfio, Esq.                        Carl Frischling, Esq.
     Steven G. Cravath, Esq.                       Kramer Levin Naftalis
     Morrison & Foerster LLP                         & Frankel
     2000 Pennsylvania Ave., N.W.                  919 3rd Avenue
     Suite 5500                                    New York, New York 10022
     Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

     [ ] Immediately upon filing pursuant       [ ] on (date) pursuant
         to Rule 485(b), or                         to Rule 485(b), or

     [X] 60 days after filing pursuant          [ ] on (date) pursuant
         to Rule 485(a), or                         to Rule 485(a).

     [ ] 75 days after filing pursuant to       [ ] on (date) pursuant to
         paragraph (a)(2)*                          paragraph(a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This post-effective amendment is being executed by the Trustees and principal officers of Nations Master Investment Trust.

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 31 to the Registration Statement of Nations Funds Trust (the "Trust") in order to register R Shares for the following Funds of the Trust: Nations Convertible Securities Fund, Nations Value Fund, Nations Marsico Growth Fund, Nations Marsico Focused Equities Fund, Nations Marsico 21st Century Fund, Nations Small Company Fund, Nations Marsico International Opportunities Fund, Nations Government Securities Fund and Nations Intermediate Bond Fund.

                               NATIONS FUNDS TRUST
                              CROSS REFERENCE SHEET



Part A
Item No.                                                 Prospectus
--------                                                 ----------

  1.  Front and Back Cover Pages ........................ Front and Back Cover Pages

  2.  Risk/Return Summary: Investments, Risks
      and Performance.................................... About this Prospectus

  3.  Risk/Return Summary: Fee Tables.................... About the Funds; Financial Highlights

  4.  Investment Objectives, Principal
      Investment Strategies, and Related Risks........... About the Funds; Other Important
                                                          Information

  5.  Management's Discussion of Fund
      Performance........................................ About the Funds

  6.  Management, Organization, and
      Capital Structure.................................. What's Inside; About the Funds;
                                                          How the Funds Are Managed;
                                                          About your Investment

  7.  Shareholder Information............................ About the Funds; About your
                                                          Investment

  8.  Distribution Arrangements.......................... Information for Investors

  9.  Financial Highlights Information................... Financial Highlights; About the Funds



Part B
Item No.
--------

10.   Cover Page and Table of Contents................... Cover Page and Table of Contents

11.   Fund History....................................... Introduction

12.   Description of the Fund and Its
      Investments and Risks.............................. Additional Information on Portfolio
                                                          Investments


13.   Management of the Funds............................ Trustees And Officers; Investment
                                                          Advisory, Administration, Custody Transfer
                                                          Agency, Shareholder Servicing and
                                                          Distribution Agreements
14.   Control Persons and Principal
      Holders of Securities.............................. Not Applicable

15.   Investment Advisory and Other Services............. Investment Advisory,
                                                          Administration, Custody, Transfer Agency,
                                                          Shareholder Servicing And Distribution
                                                          Agreements

16.   Brokerage Allocation and Other Practices........... Portfolio Transactions and
                                                          Brokerage--General Brokerage Policy

17.   Capital Stock and Other
      Securities......................................... Description Of Shares;
                                                          Investment Advisory, Administration,
                                                          Custody, Transfer Custody, Transfer
                                                          Agency, Shareholder Servicing And
                                                          Distribution Agreements

18.   Purchase, Redemption and Pricing
      of Shares.......................................... Net Asset Value -- Purchases
                                                          And Redemptions; Distributor

19.   Taxation of the Fund............................... Additional Information Concerning
                                                          Taxes

20.   Underwriters....................................... Investment Advisory,
                                                          Administration Custody, Transfer Agency
                                                          Shareholder Servicing And Distribution
                                                          Agreements; Distributor

21.   Calculation of Performance Data.................... Additional Information on
                                                          Performance

22.   Financial Statements............................... Independent Accountant and
                                                          Reports

Part C
Item No.                                          Other Information
--------                                          -----------------

                                                  Information required to be
                                                  included in Part C is set
                                                  forth under the appropriate
                                                  Item, so numbered, in Part C
                                                  of this Document

                Prospectus
                ----------------------------------------------------------------
                R Shares
                September [   ], 2003
(NATIONS FUNDS LOGO)

STOCK FUNDS
Nations Convertible Securities Fund
Nations Value Fund
Nations Marsico Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico 21st Century Fund
Nations Small Company Fund

INTERNATIONAL STOCK FUND
Nations Marsico International
Opportunities Fund
GOVERNMENT & CORPORATE BOND FUNDS
Nations Government Securities Fund
Nations Intermediate Bond Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 65.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Stock, International Stock and Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - The International Stock Fund invests primarily in equity securities of companies outside the U.S.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Government & Corporate Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISER STARTING ON PAGE 168.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                             5
-----------------------------------------------------------------
NATIONS VALUE FUND                                             10
-----------------------------------------------------------------
NATIONS MARSICO GROWTH FUND                                    14
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                          19
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                              24
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS SMALL COMPANY FUND                                     28
-----------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND               33
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                             39
-----------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                 44
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                    49
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                      51

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         55
     How orders are processed                                   56
  Redemption fees                                               56
  How selling and servicing agents are paid                     60
  Distributions and taxes                                       61
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   65
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers.
                   The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH)       RISKS AND OTHER THINGS TO CONSIDER
                   Nations Convertible Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002
                ----     ----     ----
               15.21%   -7.66%   -9.40%



               *Year-to-date return as of June 30, 2002: -2.90%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2000:           13.55%
         WORST: 3RD QUARTER 2002:         -10.52%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. Prior to August 1, 2003, the Fund compared its performance to the CSFB Convertible Securities Index. The Fund changed the index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                    -9.40%    3.88%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -10.56%    0.07%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -5.75%    1.73%



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)   -8.58%    0.00%



         CSFB CONVERTIBLE SECURITIES INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                -6.20%    0.00%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES
                  (Fees paid directly from your investment)            R Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.65%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 0.32%
                                                                        -----



         Total annual Fund operating expenses                           1.47%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $99      $309

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               16.36%   -2.99%   36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%



               *Year-to-date return as of June 30, 2002: -5.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                             1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                             -19.20%   -1.50%      8.13%     8.83%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS            -19.85%   -4.04%      5.22%     6.32%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                    -11.44%   -0.95%      6.36%     7.02%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                         -15.52%    1.16%     10.80%    10.19%




      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES
                  (Fees paid directly from your investment)            R Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.65%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 0.32%
                                                                         ------



         Total annual Fund operating expenses                           1.47%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $99      $309

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 172.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               38.22%   52.48%   -15.23%  -19.60%  -15.08%



               *Year-to-date return as of June 30, 2002: 0.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           35.30%
         WORST: 3RD QUARTER 2001:         -17.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -15.08%    4.05%     4.05%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -15.08%    3.97%     3.97%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -9.26%    3.27%     3.27%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 31, 1997. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES
                  (Fees paid directly from your investment)            R Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                0.75%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 0.42%
                                                                         ------



         Total annual Fund operating expenses                           1.67%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $119     $372

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 172.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%



               *Year-to-date return as of June 30, 2002: 1.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES         -15.50%    5.46%     5.46%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -15.50%    5.33%     5.33%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -9.52%    4.42%     4.42%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 31, 1997. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Distribution (12b-1) and shareholder servicing fees             0.50%



         Other expenses                                                  0.37%
                                                                       -------



         Total annual Fund operating expenses                            1.62%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $114     $356

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 172.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will normally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Nations Marsico 21st Century Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -18.48%  -9.47%



               *Year-to-date return as of June 30, 2002: 1.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           16.95%
         WORST: 3RD QUARTER 2001:         -18.91%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                  -9.47%   -15.54%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                        -9.47%   -15.54%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -5.81%   -12.04%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                           -22.09%   -16.45%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 10, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Distribution (12b-1) and shareholder servicing fees             0.50%



         Other expenses                                                  0.70%
                                                                          ------



         Total annual Fund operating expenses                            1.95%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $148     $459

NATIONS SMALL COMPANY FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Small Company Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Master Portfolio usually holds 75 to 130 equity securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.



        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               20.59%   19.84%    1.53%   54.88%   -1.60%   -12.00%  -27.76%



               *Year-to-date return as of June 30, 2002: -12.37%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           43.13%
         WORST: 3RD QUARTER 1998:         -25.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES         -27.76%   -0.33%     4.93%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -27.76%   -1.22%     3.96%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -17.04%   -0.13%     4.04%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     -30.26%   -6.59%    -1.27%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 12, 1995. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                0.90%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 0.33%
                                                                         ------



         Total annual Fund operating expenses                           1.73%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ------



         Total net expenses(3)                                          1.65%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3 year example

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $117     $382

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 172.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -14.51%  -7.49%



               *Year-to-date return as of June 30, 2002: 6.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.11%
         WORST: 3RD QUARTER 2001:         -18.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                  -7.49%   -11.65%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                        -7.49%   -11.65%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -4.60%    -9.15%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                  -15.94%   -18.13%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees                                                0.80%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 1.00%
                                                                         ------



         Total annual Fund operating expenses                           2.30%



         Fee waivers and/or reimbursements                             (0.30)%
                                                                         ------



         Total net expenses(4)                                          2.00%
                                                                         ======

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3 year example

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $153     $537

NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

MORTGAGE-BACKED SECURITIES

THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, this Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  - mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities or municipal securities

  - corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                7.67%   -5.11%   15.28%    2.53%    8.55%    8.43%   -2.95%   12.13%    6.68%   11.48%



               *Year-to-date return as of June 30, 2002: 4.09%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           6.43%
         WORST: 1ST QUARTER 1994:         -3.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES  11.48%    7.01%     6.28%      6.82%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     10.11%    4.84%     3.93%      4.44%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                7.00%    4.51%     3.82%      4.31%



         LEHMAN GOVERNMENT BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   11.50%    7.77%     7.56%      8.14%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 11, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.50%



         Distribution (12b-1) and shareholder servicing fees            0.50%



         Other expenses                                                 0.36%
                                                                         ------



         Total annual Fund operating expenses                           1.36%



         Fee waivers                                                   (0.15)%
                                                                         ------



         Total net expenses(2)                                          1.21%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3 year example

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $73      $259

NATIONS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

INTERMEDIATE-TERM SECURITIES

THE TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE SENSITIVE TO CHANGES IN INTEREST RATES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Master Portfolio may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from High Yield Portfolio.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               8.18%    8.48%    8.65%



              *Year-to-date return as of June 30, 2002: 2.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           4.36%
         WORST: 1ST QUARTER 2002:         -0.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                     8.65%     7.06%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     6.79%     4.71%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 5.43%     4.48%



         LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    9.84%     8.32%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)                     R Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.40%



         Distribution (12b-1) and shareholder servicing fees             0.50%



         Other expenses                                                  0.31%
                                                                          ------



         Total annual Fund operating expenses                            1.21%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         R SHARES                                                  $72      $224

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for the Funds is expected to be no more
        than [     ]%.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $190 billion, BACAP acts as investment manager for individuals, corporations and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-adviser.

FUND                                            BACAP TEAM
NATIONS CONVERTIBLE SECURITIES FUND             INCOME STRATEGIES TEAM

NATIONS VALUE FUND                              VALUE STRATEGIES TEAM

NATIONS SMALL COMPANY FUND(1)                   SMALL&MIDCAP GROWTH
                                                STRATEGIES TEAM

NATIONS GOVERNMENT SECURITIES FUND              FIXED INCOME MANAGEMENT TEAM

NATIONS INTERMEDIATE BOND FUND(1)               FIXED INCOME MANAGEMENT TEAM


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS SMALL COMPANY MASTER PORTFOLIO AND NATIONS INTERMEDIATE BOND MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                         0.65%        0.65%



  NATIONS VALUE FUND                                          0.65%        0.65%



  NATIONS MARSICO GROWTH FUND(1)                              0.75%        0.75%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.75%



  NATIONS MARSICO 21ST CENTURY FUND(1)                        0.75%        0.75%



  NATIONS SMALL COMPANY FUND(1)                               0.90%        0.82%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)         0.80%        0.49%



  NATIONS GOVERNMENT SECURITIES FUND                          0.50%        0.40%



  NATIONS INTERMEDIATE BOND FUND(1)                           0.40%        0.40%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS MARSICO GROWTH MASTER PORTFOLIO, NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, NATIONS MARSICO 21ST CENTURY MASTER PORTFOLIO, NATIONS SMALL COMPANY MASTER PORTFOLIO, NATIONS MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO AND NATIONS INTERMEDIATE BOND MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. These sub-adviser functions under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  STOCK FUNDS                                                   0.23%



  INTERNATIONAL STOCK FUND                                      0.22%



  GOVERNMENT & CORPORATE BOND FUNDS                             0.22%

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers R Shares of the Funds. Here are some general rules about this class of shares:

  - R Shares are [GENERALLY AVAILABLE ONLY TO QUALIFIED RETIREMENT PLANS.]

  - The minimum initial investment is $[        ]. Financial institutions or
    intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold R Shares.

  - There is [NO MINIMUM AMOUNT] for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging R Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International Stock Fund may assess, subject to exceptions described below, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Funds acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. You won't pay a redemption fee on the following transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

  - distribution from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

     - a tax-free return of an excess contribution to an IRA

     - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

  - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

  - shares sold under our right to liquidate a shareholder's account including instances where the aggregate net asset value of Primary A Shares held in the account is less than the minimum account size

  - shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy R Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International Stock Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another
          Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange R Shares of a Fund for R Shares of any other Nations
          Fund. [YOU CAN ALSO EXCHANGE R SHARES OF A FUND FOR [     ] SHARES OF
          NATIONS [     ] RESERVES.]

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP Distributors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Funds, the International Stock Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING
          SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors and selling and servicing agents may receive a combined annual distribution (12b-1) and shareholder servicing fee of 0.50% for selling shares and providing services to investors.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes

(GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
                   FUND                   INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  NATIONS CONVERTIBLE SECURITIES FUND          QUARTERLY              QUARTERLY



  NATIONS VALUE FUND                           QUARTERLY              QUARTERLY



  NATIONS MARSICO GROWTH FUND                   ANNUALLY               ANNUALLY



  NATIONS MARSICO FOCUSED EQUITIES FUND         ANNUALLY               ANNUALLY



  NATIONS MARSICO 21ST CENTURY FUND             ANNUALLY               ANNUALLY



  NATIONS SMALL COMPANY FUND                    ANNUALLY               ANNUALLY



  NATIONS MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  NATIONS GOVERNMENT SECURITIES FUND               DAILY                MONTHLY



  NATIONS INTERMEDIATE BOND FUND                 MONTHLY                MONTHLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

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

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

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

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

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

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

72
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You'll find more information about Nations Funds Stock, International Stock and Government & Corporate Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Fund Trust, 811-09645
COMPROPA-0803


                                                            (NATIONS FUNDS LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

    INTERNATIONAL/GLOBAL STOCK FUND           GOVERNMENT & CORPORATE BOND FUNDS
     Nations Marsico International            Nations Government Securities Fund
          Opportunities Fund                    Nations Intermediate Bond Fund

               STOCK FUNDS
   Nations Convertible Securities Fund
    Nations Marsico 21st Century Fund
  Nations Marsico Focused Equities Fund
       Nations Marsico Growth Fund
       Nations Small Company Fund
           Nations Value Fund

                                    R Shares

                                September 1, 2003

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2003, are hereby incorporated into this SAI by reference.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI...................................................................................................        1
HISTORY OF the TRUST.............................................................................................        2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS..................................................................        2
     General.....................................................................................................        2
     Investment Policies.........................................................................................        2
         Fundamental Policies....................................................................................        2
         Non-Fundamental Policies................................................................................        3
         Exemptive Orders........................................................................................        4
     Permissible Fund Investments and Investment Techniques......................................................        4
         The International/Global Stock Fund.....................................................................        5
         The Stock Funds.........................................................................................        5
         Government & Corporate Bond Funds.......................................................................        5
     Descriptions of Permissible Investments.....................................................................        6
         Asset-Backed Securities.................................................................................        6
         Bank Obligations (Domestic and Foreign).................................................................        6
         Borrowings..............................................................................................        7
         Common Stock............................................................................................        7
         Convertible Securities..................................................................................        8
         Corporate Debt Securities...............................................................................        9
         Derivatives.............................................................................................       10
         Dollar Roll Transactions................................................................................       10
         Foreign Securities......................................................................................       11
         Futures and Options.....................................................................................       12
         Guaranteed Investment Contracts and Funding Agreements..................................................       15
         High Yield/Lower-Rated Debt Securities..................................................................       15
         Linked Securities and Structured Products...............................................................       16
         Money Market Instruments................................................................................       17
         Mortgage-Backed Securities..............................................................................       17
         Other Investment Companies..............................................................................       19
         Pass Through Securities (Participation Interests and Company Receipts)..................................       20
         Preferred Stock.........................................................................................       21
         Private Placement Securities and Other Restricted Securities............................................       21
         REITs and Master Limited Partnerships...................................................................       22
         Repurchase Agreements...................................................................................       23
         Reverse Repurchase Agreements...........................................................................       23
         Securities Lending......................................................................................       24
         Short Sales.............................................................................................       24
         Stripped Securities.....................................................................................       24
         Swap Contracts..........................................................................................       25
         U.S. Government Obligations.............................................................................       25
         Variable- and Floating-Rate Instruments.................................................................       26
         Warrants and Rights.....................................................................................       26
         When-Issued Purchases, Delayed Delivery and Forward Commitments.........................................       26
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.....................................................       27
     Other Considerations........................................................................................       28
         Temporary Defensive Purposes............................................................................       28
         Portfolio Turnover......................................................................................       28
MANAGEMENT OF THE TRUST..........................................................................................       28
     The Trustees and Principal Officers.........................................................................       29
     Board Committees............................................................................................       32
     Board Compensation..........................................................................................       33

     Retirement Plan.............................................................................................       34
     Nations Funds Deferred Compensation Plan....................................................................       34
     Beneficial Equity Ownership Information.....................................................................       35
     Ownership of Securities of Adviser, Distributor, or Related Entities........................................       36
     Disclosure of Other Transactions Involving Trustees.........................................................       36
     Approval of Advisory and Sub-Advisory Agreements............................................................       36
     Codes of Ethics.............................................................................................       38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................       38
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................       38
     Investment Adviser and Sub-Advisers.........................................................................       38
         Investment Advisory and Sub-Advisory Agreements.........................................................       39
         Expense Limitations.....................................................................................       39
         Advisory Fee Rates......................................................................................       40
         Advisory Fees Paid......................................................................................       40
         Sub-Advisory Fee Rates..................................................................................       41
         Sub-Advisory Fees Paid..................................................................................       41
     Administrator and Sub-Administrator.........................................................................       42
         Administrator...........................................................................................       42
         Sub-Administrator.......................................................................................       42
         Administration and Sub-Administration Fees Paid.........................................................       43
     12b-1 Plans.................................................................................................       44
     Expenses....................................................................................................       45
     Other Service Providers.....................................................................................       46
         Transfer Agents and Custodian...........................................................................       46
         Independent Accountants.................................................................................       46
         Counsel.................................................................................................       46
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................       46
     General Brokerage Policy, Brokerage Transactions and Broker Selection.......................................       46
     Aggregate Brokerage Commissions.............................................................................       49
     Brokerage Commissions Paid to Affiliates....................................................................       49
     Directed Brokerage..........................................................................................       50
     Securities of Regular Broker/Dealers........................................................................       50
     Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit....................................       51
CAPITAL STOCK....................................................................................................       51
     Description of the Trust's Shares...........................................................................       51
     About the Trust's Capital Stock.............................................................................       51
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................       53
     Purchase, Redemption and Exchange...........................................................................       53
     Offering Price..............................................................................................       53
INFORMATION CONCERNING TAXES.....................................................................................       55
     General.....................................................................................................       55
     Equalization Accounting.....................................................................................       56
     Excise Tax..................................................................................................       56
     Investment through Master Portfolios........................................................................       56
     Taxation of Fund Investments................................................................................       56
     Taxation of Distributions...................................................................................       58
     Disposition of Fund Shares..................................................................................       59
     Foreign Taxes...............................................................................................       59
     Federal Income Tax Rates....................................................................................       59
     Corporate Shareholders......................................................................................       60
     Foreign Shareholders........................................................................................       60
     Backup Withholding..........................................................................................       60
     Tax-Deferred Plans..........................................................................................       61
UNDERWRITER COMPENSATION AND PAYMENTS............................................................................       61
FUND PERFORMANCE.................................................................................................       61

     Advertising Fund Performance................................................................................       61
     Yield Calculations..........................................................................................       63
     Total Return Calculations...................................................................................       64
     Cumulative Return...........................................................................................       65
     After-Tax Return Calculations...............................................................................       65
APPENDIX A--DESCRIPTION OF SECURITY RATINGS......................................................................      A-1
APPENDIX B--GLOSSARY.............................................................................................      B-1
APPENDIX C--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...........................................................      C-1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware business trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional or (800) 626-2275 for institutional money market investors.

                              HISTORY OF THE TRUST

         Nations Funds Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $149 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.

                 DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

         GENERAL

         All the Funds are open-end, management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include:
Intermediate Bond Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund and Marsico International Opportunities Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         INVESTMENT POLICIES

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         FUNDAMENTAL POLICIES

     1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

     2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Each Fund may not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Each Fund may not, except for Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         NON-FUNDAMENTAL POLICIES

     1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
         Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

     7. The Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

     8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

     1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

     2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

     3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

     4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         - Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing,
              (ii) is unable to locate favorable investment opportunities, or
              (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         THE INTERNATIONAL/GLOBAL STOCK FUND

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         THE STOCK FUNDS

         Convertible Securities Fund, Small Company Fund and Value Fund,: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities Fund); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Marsico Growth Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         GOVERNMENT & CORPORATE BOND FUNDS

         Government Securities Fund and Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships;

reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2003.

         As noted above, pursuant to an exemptive order expected from the SEC, a Fund will be able to, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Funds' shares.

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

         The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian, or by itself, in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund itself, or the Fund's custodian, will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indices will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets either themselves or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A

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Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         PASS THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

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

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         - reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         - preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         - credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.

         - 70% dividend reduction--For corporate APS, qualified corporate buyers (except Subchapter S corporations) may deduct 70% of dividend received from federal income taxation under current regulations. However, in order to qualify for this deduction, the securities must be held a minimum of 46 days.

Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:

         - failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         - early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         - loss of 70% dividend received deduction (DRD)--If a qualified corporation liquidates a position of APS in the secondary market prior to the 46-day holding period, the eligibility for DRD would be lost.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account on its own books, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         SECURITIES LENDING

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian, or the Fund itself, will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian, or the Fund itself, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and principal Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                                                                    NUMBER OF
                                         TERM OF                                    FUNDS IN
                                        OFFICE AND                                    FUND
                           POSITION     LENGTH OF                                    COMPLEX
                           HELD WITH      TIME         PRINCIPAL OCCUPATION(s)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
   NAME AND AGE            THE TRUST     SERVED       DURING THE PAST FIVE YEARS     TRUSTEE               TRUSTEE
                                                  INDEPENDENT TRUSTEES

William P. Carmichael      Trustee      Indefinite    Senior Managing Director         78        Director -- Cobra Electronics
Age: 59                    and          term;         of The Succession Fund (a                   Corporation (electronic
                           Chairman     Trustee       company formed to advise                   equipment manufacturer),
                           of the       since         and buy family owned                       Rayovac Corporation
                           Board        1999,         companies) from 1998                       (electronics and batteries),
                                        Chairman      through April 2001.                        The Finish Line (sports
                                        of the                                                   footwear and apparel) and
                                        Board                                                    Golden Rule Insurance
                                        since 2003                                               Company; Trustee - Nations
                                                                                                 Funds Family (2 other
                                                                                                 registered investment
                                                                                                 companies)

William H. Grigg           Trustee      Indefinite    Retired; Chairman                82        Director -- The Shaw Group,
Age: 70                                 term;         Emeritus since December                    Inc., Kuhlman Electric Corp.
                                        Trustee       1997 and Chairman and                      (manufacturer of
                                        since 1999    Chief Executive Officer                    transformers), Faison
                                                      through July 1997 - Duke                   Enterprises (real estate);
                                                      Power Co.                                  and Director and Vice
                                                                                                 Chairman, Aegis Insurance
                                                                                                 Services, Ltd. (a mutual
                                                                                                 fund insurance company in
                                                                                                 Bermuda); Board member --
                                                                                                 Nations Funds Family (6
                                                                                                 other registered
                                                                                                 investment companies)

Thomas F. Keller           Trustee      Indefinite    R.J. Reynolds Industries         82        Director -- Wendy's
Age: 71                                 term;         Professor of Business                      International, Inc.
                                        Trustee       Administration, Fuqua                      (restaurant operating and
                                        since 1999    School of Business, Duke                   franchising), Dimon, Inc.
                                                      University, since July                     (tobacco) and Biogen, Inc.
                                                      1974; Dean, Fuqua School                   (pharmaceutical
                                                      of Business Europe, Duke                   biotechnology); Board
                                                      University, July 1999                      member - Nations Funds
                                                      through June 2001                          Family (6 other registered
                                                                                                 investment companies)

Carl E. Mundy, Jr.         Trustee      Indefinite    President and Chief              78        Director - Shering-Plough
Age: 67                                 term;         Executive Officer - USO                    (pharmaceuticals and
                                        Trustee       from May 1996 to May                       health care products);
                                                      2000; Commandant -                         General Dynamics

                                                                                    NUMBER OF
                                         TERM OF                                    FUNDS IN
                                        OFFICE AND                                    FUND
                           POSITION     LENGTH OF                                    COMPLEX
                           HELD WITH      TIME         PRINCIPAL OCCUPATION(s)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
   NAME AND AGE            THE TRUST     SERVED       DURING THE PAST FIVE YEARS     TRUSTEE               TRUSTEE
                                        since 1999    United States Marine Corps                 Corporation (defense
                                                      from July 1991 to July 1995;               systems); Trustee, Nations
                                                      Member, Board of Advisors                  Funds Family (2 other
                                                      to the Comptroller                         registered investment
                                                      General of the United                      companies)
                                                      States; Chairman, Board
                                                      of Trustees, Marine Corps
                                                      University Foundation

Dr. Cornelius J. Pings     Trustee      Indefinite    Retired; President,              78        Director, Farmers Group,
Age: 73                                 term;         Association of American                    Inc. (insurance company);
                                        Trustee       Universities through June                  Trustee, Nations Funds
                                        since 1999    1998                                       Family (2 other registered
                                                                                                 investment companies)

A. Max Walker              Trustee      Indefinite    Independent Financial            82        Chairman and Board member,
Age: 80                                 term;         Consultant                                 Nations Funds Family (6
                                        Trustee                                                  other registered
                                        since 1999                                               investment companies)

Charles B. Walker          Trustee      Indefinite    Retired                          78        Director - Ethyl
Age: 63                                 term;                                                    Corporation (chemical
                                        Trustee                                                  manufacturing); Trustee,
                                        since 1999                                               Nations Funds Family (2
                                                                                                 other registered
                                                                                                 investment companies)

                                                      INTERESTED TRUSTEES(1)

Edmund L. Benson, III      Trustee      Indefinite    Director, President and         78         Director, Insurance
Age: 65                                 term;         Treasurer, Saunders &                      Managers Inc. (insurance);
                                        Trustee       Benson, Inc. (insurance)                   Director, Insurance
                                        since 1999                                               Managers, Inc. (insurance);
                                                                                                 Trustee, Nations Funds
                                                                                                 Family (2 other registered
                                                                                                 investment companies)

Robert H. Gordon           Trustee      Indefinite    President of the Trust,          78        Director, BACAP; Co-Chairman
Age: 40                    and Vice     term;         NMIT and NSAT since Oct.                   of the Board, BACAP; and
                           Chairman     Trustee       2002; President of                         Trustee, Nations Funds Family
                           of the       since 2002    Nations Balanced Target                    (2 other registered
                           Board                      Maturity Fund, Inc.,                       investment companies)
                                                      Nations Government Income
                                                      Term Trust 2004, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; President and
                                                      Director, BACAP (or its
                                                      predecessors) since
                                                      February 1998; President,
                                                      BACAP since March 2002 and
                                                      Co-Chairman of the Board,
                                                      since January 2000; Senior
                                                      Vice-President, BACAP (or its
                                                      predecessors) 1995-February
                                                      1998; Senior Vice President,
                                                      Bank of America since 1993.

James B. Sommers           Trustee      Indefinite    Retired                          78        Chairman - Central Piedmont
Age: 63                                 term;                                                    Community Director, College
                                        Trustee                                                  Foundation; Board of
                                        since 1999                                               Commissioners,
                                                                                                 Charlotte/Mecklenberg
                                                                                                 Hospital Authority; Trustee,
                                                                                                 Central Piedmont Community
                                                                                                 College, Mint Museum of Art;
                                                                                                 Trustee,

                                                                                    NUMBER OF
                                         TERM OF                                    FUNDS IN
                                        OFFICE AND                                    FUND
                           POSITION     LENGTH OF                                    COMPLEX
                           HELD WITH      TIME         PRINCIPAL OCCUPATION(s)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
   NAME AND AGE            THE TRUST     SERVED       DURING THE PAST FIVE YEARS     TRUSTEE               TRUSTEE

                                                                                                 Nations Funds Family (2
                                                                                                 other registered
                                                                                                 investment companies)

Thomas S. Word, Jr.        Trustee      Indefinite    Partner - McGuire, Woods,        78        Director - Vaughan-Bassett
Age: 64                                 term;         Battle & Boothe LLP (law                   Furniture Company, Inc.
                                        Trustee       firm)                                      (furniture); Trustee,
                                        since 1999                                               Nations Funds Family (2
                                                                                                 other registered
                                                                                                 investment companies)

                                                      PRINCIPAL OFFICERS

Robert H. Gordon           President    Indefinite    President of the Trust,          n/a       n/a
Age: 40                                 term;         NMIT and NSAT since Oct.
                                        President     2002; President of
                                        since 2002    Nations Balanced Target
                                                      Maturity Fund, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; President and
                                                      Director, BACAP (or its
                                                      predecessors) since
                                                      February 1998; President,
                                                      BACAP since March 2002
                                                      and Co-Chairman of the
                                                      Board, since January
                                                      2000; Senior
                                                      Vice-President, BACAP (or
                                                      its predecessors)
                                                      1995-February 1998;
                                                      Senior Vice President,
                                                      Bank of America since
                                                      1993.

Edward D. Bedard           Chief        Indefinite    Chief Financial Officer          n/a       n/a
Age: 43                    Financial    term;         of the Trust, NMIT and
                           Officer      Treasurer     NSAT since Jan. 2003;
                                        since 2003    Treasurer of the Trust,
                                                      NMIT and NSAT since Oct.
                                                      2002; Chief Financial
                                                      Officer of Nations
                                                      Balanced Target Maturity
                                                      Fund, Inc., Nations
                                                      Government Income Term
                                                      Trust 2004, Inc., Nations
                                                      Government Income Term
                                                      Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; Director,
                                                      BACAP (or its
                                                      predecessors) since 1997;
                                                      Senior Vice President and
                                                      Chief Operating Officer,
                                                      BACAP since 1996; and
                                                      Chief Administrative
                                                      Officer and Treasurer,
                                                      BACAP since January 2000.

Gerald Murphy              Treasurer    Indefinite    Treasurer of the Trust,          n/a       n/a
Age: 42                                 term;         NMIT and NSAT since Jan.
                                        Treasurer     2003; Treasurer of
                                        since 2003    Nations Balanced Target
                                                      Maturity Fund, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2003, Inc. and
                                                      Hatteras Income Securities,
                                                      Inc. since 1999;

                                                                                    NUMBER OF
                                         TERM OF                                    FUNDS IN
                                        OFFICE AND                                    FUND
                           POSITION     LENGTH OF                                    COMPLEX
                           HELD WITH      TIME         PRINCIPAL OCCUPATION(s)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
   NAME AND AGE            THE TRUST     SERVED       DURING THE PAST FIVE YEARS     TRUSTEE               TRUSTEE
                                                      Senior Vice President,
                                                      BACAP (or its predecessors)
                                                      since 1998; Vice President,
                                                      Citibank 1997-December 1998.

Robert B. Carroll          Secretary    Indefinite    Secretary of the Trust,          n/a       n/a
Age: 42                                 term;         NMIT and NSAT since Jan.
                                        Secretary     2003; Secretary of
                                        since 2003    Nations Balanced Target
                                                      Maturity Fund, Inc.
                                                      Nations Government Income
                                                      Term Trust 2003, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      1997; Associate General
                                                      Counsel, Bank of America
                                                      Corporation since 1999;
                                                      Assistant General
                                                      Counsel, Bank of America
                                                      Corporation 1996-1999.

----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

         BOARD COMMITTEES

         The Trust has an Audit Committee, Governance Committee and Investment Committee. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the

Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

-------------------------------------------------------------------------------------------
TRUSTEE                          ANNUAL RETAINER: $75,000
                                 BOARD CHAIRMAN: Additional 25% of the base annual
                                 retainer.
                                 TERMS: Payable in quarterly installments. Payable pro
                                 rata for partial calendar year service. Allocated across
                                 multiple registrants.
                                 MEETING FEES: $7,000 per meeting for in-person meetings
                                 (up to six meetings per calendar year) and $1,000 for
                                 telephone meetings. Allocated across multiple registrants
                                 convened at meetings.
-------------------------------------------------------------------------------------------
AUDIT COMMITTEE MEMBER           CHAIRMAN: Additional 10% of the combined base retainer
                                 and all meeting fees as Trustee.
                                 MEETING FEES: $1,000 per meeting if not held within one
                                 calendar day before or after regularly scheduled Board
                                 meetings. Allocated across multiple registrants convened
                                 at meetings.
-------------------------------------------------------------------------------------------
GOVERNANCE COMMITTEE MEMBER      CHAIRMAN: Additional 10% of the combined retainer and all
                                 meeting fees as Trustee.
                                 MEETING FEES: $1,000 per meeting if not held within one
                                 calendar day before or after regularly scheduled Board
                                 meetings. Allocated across multiple registrants convened
                                 at meetings.
-------------------------------------------------------------------------------------------
INVESTMENT COMMITTEE MEMBER      CHAIRMAN: Additional 10% of the combined retainer and all
                                 meeting fees as Trustee.
                                 MEETING FEES: $1,000 per meeting if not held within one
                                 calendar day before or after regularly scheduled Board
                                 meetings. Allocated across multiple registrants convened
                                 at meetings.

           COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                   Pension or            Estimated       Total Compensation
                              Aggregate        Retirement Benefits         Annual         from the Nations
                            Compensation       Accrued as Part of      Benefits Upon     Funds Complex Paid
  Name of Trustee         from the Trust(1)       Fund Expenses          Retirement       to Directors(2)(3)
-----------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
William P. Carmichael
-----------------------------------------------------------------------------------------------------------
William H. Grigg
-----------------------------------------------------------------------------------------------------------
Thomas F. Keller
-----------------------------------------------------------------------------------------------------------
Carl E. Mundy
-----------------------------------------------------------------------------------------------------------
Cornelius J. Pings
-----------------------------------------------------------------------------------------------------------
A. Max Walker
-----------------------------------------------------------------------------------------------------------
Charles B. Walker
------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES

                                                   Pension or           Estimated        Total Compensation
                              Aggregate        Retirement Benefits        Annual          from the Nations
                            Compensation       Accrued as Part of      Benefits Upon     Funds Complex Paid
  Name of Trustee         from the Trust(1)       Fund Expenses         Retirement       to Directors(2)(3)
-----------------------------------------------------------------------------------------------------------
Edmund L. Benson, III
-----------------------------------------------------------------------------------------------------------
Robert H. Gordon(4)
-----------------------------------------------------------------------------------------------------------
James B. Sommers
-----------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.

      ---------------------
         (1)All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that A. Max Walker, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities.

         (2) Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $45,596; William P. Carmichael $9,756; William H. Grigg $74,028; Thomas F. Keller $100,314; James B. Sommers $2,390; and Thomas S. Word, Jr. $92,157.

         (4)Mr. Gordon was elected to the Board in October 2002. Accordingly, he received no compensation for the fiscal year ended March 31, 2002.

         RETIREMENT PLAN

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                      Calendar Year Ended December 31, 2002

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
       TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES OF A FUND              OF NATIONS FUNDS FAMILY
-------------------------------------------------------------------------------------------------------------------
                                        INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
William P. Carmichael    Convertible Securities Fund - C                                  E
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
William H. Grigg         Convertible Securities Fund - C                                  E
                         Intermediate Bond Fund - E
                         Marsico Focused Equities Fund - E
                         Value Fund - E
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
Thomas F. Keller         Marsico Focused Equities Fund - E                                E
                         Marsico International Opp. Fund - D
                         Marsico 21st Century Fund - B
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
Carl E. Mundy            Value Fund - C                                                   E
                         Convertible Securities Fund - C
                         Marsico Focused Equities Fund - D
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings       Small Company Fund - B                                           E
                         Convertible Securities Fund - C
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
A. Max Walker            Marsico Growth Fund - D                                          E
                         All Other Funds - A

-------------------------------------------------------------------------------------------------------------------
Charles B. Walker        All Funds - A                                                    A

-------------------------------------------------------------------------------------------------------------------
                                        INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III    All Funds - A                                                    E

-------------------------------------------------------------------------------------------------------------------
Robert H. Gordon         Marsico Focused Equities Fund - E                                E
                         Marsico 21st Century Fund - D
                         Cash Reserves - B

-------------------------------------------------------------------------------------------------------------------
James B. Sommers         All Funds - A                                                    E

-------------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.      Convertible Securities Fund - D                                  E
                         Marsico 21st Century Fund - D
                         All Other Funds - A

         OWNERSHIP OF SECURITIES OF ADVISER, DISTRIBUTOR, OR RELATED ENTITIES

         None of the Independent Trustees and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

         DISCLOSURE OF OTHER TRANSACTIONS INVOLVING TRUSTEES

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Funds and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of funds that was similar to each Fund ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Fund as compared to its total return. The Board also reviewed for each Fund, as compared to its Peer Group and Lipper Universe, the: (i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Fund currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Funds to BACAP (the "Primary Adviser") for advisory and other services it provides to the Funds, as well as fees paid by the Primary Adviser to the sub-Advisers for services they provide to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Fund's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Funds. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Funds would be absent the waivers and/or reimbursements. The Board reviewed the Funds that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Funds given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Boards were provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Funds. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in an

Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Funds. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Fund and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Funds. The Board was further advised that, for sub-advised Funds, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring of each Fund's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating third-party services, maintenance of books and records of the Funds and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Funds by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Funds on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Fund. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Funds.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Funds that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Fund(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Funds. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Funds, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Funds, and the general nature of the compensation structure applicable key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Funds compared to other similar funds; (ii) each Adviser's background and experience; (iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Funds.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have each adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2003, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 5, 2003, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 5, 2003, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUB-ADVISERS

         BACAP is the investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BACAP is also the investment adviser to the Master Portfolios.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is investment sub-adviser to the Marsico 21st Century Master Portfolio, Marsico Focused Equities Master Portfolio, Marsico Growth Master Portfolio and Marsico International Opportunities Master

Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and it selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Marsico Capital selects and manages the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         The Funds pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BACAP Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         EXPENSE LIMITATIONS

         BACAP (or its predecessor) has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS
         PERIOD FROM AUGUST 1, 2003, TO JULY 31, 2004

                               ADVISORY    ADMINISTRATION
          FUNDS                WAIVERS        WAIVERS
          -----                -------        -------
Government Securities Fund     0.10%(1)        0.05%

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2003, TO JULY 31, 2004

                                            FUND LEVEL EXPENSE COMMITMENT *
                                            -------------------------------
Intermediate Bond Fund**                                 0.81%
Small Company Fund**                                     1.15%
Marsico International Opportunities Fund                 1.50%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         ADVISORY FEES PAID

         BACAP (for the period January 1, 2003 through March 31, 2003) and BA Advisors (for the period from April 1, 2002 through December 31, 2002) received fees from the Funds for services as reflected in the following chart, which shows the net advisory fees paid, the advisory fees waived and expense reimbursements, where applicable, for the Funds' fiscal year ended March 31, 2003.

                                                    Net        Amount    Reimbursed
                                                Amount Paid    Waived    by Adviser
                                                -----------    ------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)

STOCK FUNDS
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
Small Company Fund
Value Fund

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund
Intermediate Bond Fund(a)

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds as shown below, were paid to BA Advisors.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2002.

                                                   Net        Amount     Reimbursed
                                               Amount Paid    Waived     by Adviser
                                               -----------    ------     ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)        57,209           0        0

STOCK FUNDS
Convertible Securities Fund                     3,447,508           0        0
Marsico 21st Century Fund(a)                      552,016           0        0
Marsico Focused Equities Fund(a)               13,056,375           0        0
Marsico Growth Fund(a)                          3,755,395           0        0
Small Company Fund                              6,171,070     483,415        0
Value Fund                                      5,788,057           0        0

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                      1,138,325     223,667        0
Intermediate Bond Fund(a)                         719,176           0        0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.

                                                   Net        Amount    Reimbursed
                                               Amount Paid    Waived    by Adviser
                                               -----------    ------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund*(a)          n/a         n/a      n/a

STOCK FUNDS
Convertible Securities Fund                     2,608,763      11,672        0
Marsico 21st Century Fund(a)*                         n/a         n/a      n/a
Marsico Focused Equities Fund(a)               17,179,527           0        0
Marsico Growth Fund(a)                          4,704,076           0        0
Small Company Fund                              7,372,166     496,038        0
Value Fund                                      8,461,521           0        0

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                        894,401     210,434        0
Intermediate Bond Fund(a)                         478,158           0        0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BACAP, from the fees that it receives pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for the Trust (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         SUB-ADVISORY FEES PAID

         Sub-advisory fees paid to sub-advisers affiliated with BACAP or BA Advisors are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP Distributors serves as Administrator of the Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive, as compensation for its services, fees, computed daily and paid monthly, at the annual rate of: 0.22% of the Government & Corporate Bond Funds (except Intermediate Bond Fund); 0.17% of Intermediate Bond Fund; and 0.23% of the Stock Funds (except the Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund); 0.13% of Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund; 0.12% of Marsico International Opportunities Fund. Pursuant to separate agreements for the LifeGoal Funds, BACAP Distributors has agreed to absorb all fees and expenses incurred under the Administration Agreement. Each percentage amount is of the average daily net assets of a Fund. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations,
(viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Funds' average daily net assets, as shown below.

MONEY MARKET FUNDS                                  FEE RATE
------------------                                  --------
First               $2 billion                      0.000100
Next                $1 billion                      0.000075
On excess           (>$3.0 billion)                 0.000025
STOCK FUNDS (EXCLUDING MARSICO 21ST CENTURY FUND)
First               $500 million                    0.000550
Next                $500 million                    0.000450
Next                $500 million                    0.000250
Next                $500 million                    0.000150
On excess           (>$2.0 billion)                 0.000050
GOVERNMENT & CORPORATE BOND FUND

First               $500 million                    0.000450
Next                $500 million                    0.000350

Next                $250 million                    0.000225
Next                $250 million                    0.000100
On excess           (>$1.5 billion)                 0.000050
INTERNATIONAL/GLOBAL STOCK FUNDS (& MARSICO 21ST
 CENTURY)
First               $500 million                     0.00060
Next                $500 million                     0.00050
Next                $250 million                     0.00040
Next                $250 million                     0.00030
On excess           (>$1.5 billion)                  0.00005

         ADMINISTRATION AND SUB-ADMINISTRATION FEES PAID

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors (as sole administrator for the period January 1, 2003 through March 31, 2003, and as co-administrator for the period from April 1, 2002 through December 31, 2002) and Stephens (as co-administrator for the period from April 1, 2002 through December 31, 2002) and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2003.

                                                      Net
                                                Administration Fees           Net                 Net Sub-
                                                  Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund             by the Fund            by the Fund
                                                  -----------             -----------            -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)

STOCK FUNDS
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
Small Company Fund
Value Fund

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund
Intermediate Bond Fund(a)

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2002.

                                                     Net Co-
                                               Administration Fees         Net Co-                Net Sub-
                                                  Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund             by the Fund            by the Fund
                                                  -----------             -----------            -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)        (175,518)                 3,541                   4,247

                                                     Net Co-
                                               Administration Fees         Net Co-                Net Sub-
                                                  Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund             by the Fund            by the Fund
                                                  -----------             -----------            -----------
DOMESTIC STOCK FUNDS
Convertible Securities Fund                           583,626                347,937               288,327
Marsico 21st Century Fund(a)                           80,955                 44,054                44,065
Marsico Focused Equities Fund(a)                    1,912,305              1,401,174               657,278
Marsico Growth Fund(a)                                549,440                318,134               267,083
Small Company Fund                                    813,662                504,071               382,861
Value Fund                                            979,474                619,003               449,609

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                            312,985                 42,762               128,040
Intermediate Bond Fund(a)                              62,411                102,935                67,954

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

                                                     Net Co-
                                                Administration Fees         Net Co-                Net Sub-
                                                  Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund             by the Fund            by the Fund
                                                  -----------             -----------            -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund*               n/a                     n/a                    n/a

STOCK FUNDS
Convertible Securities Fund                         444,005                 251,491                231,736
Marsico 21st Century Fund*                              n/a                     n/a                    n/a
Marsico Focused Equities Fund(a)                    226,551               1,895,698                820,150
Marsico Growth Fund(a)                               61,562                 388,324                349,663
Small Company Fund                                  959,959                 558,019                486,530
Value Fund                                        1,433,242                 900,989                659,853

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                          246,498                 100,050                106,188
Intermediate Bond Fund(a)                            59,915                    (145)                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         12b-1 PLANS

         The Trust has adopted a Rule 12b-1, or distribution plan, for the R Shares of the Funds. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's R Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The R Shres Distribution and Shareholder Servicing Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.50% (on an annualized basis) of the average daily net asset value of the R Shares of the Funds.

         Payments under the R Shares Distribution and Servicing Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         The R Shares Distribution and Servicing Plan may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to the R Shares Distribution and Servicing Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         EXPENSES

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY, 101 Barclay Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT ACCOUNTANTS

         The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2003 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Funds' books and review their tax returns for the fiscal year ended March 31, 2004. The Funds' Annual Reports for the fiscal period ended March 31, 2003 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS

                                               Fiscal Year Ended      Fiscal Year Ended  Fiscal Year Ended
                                                 March 31, 2003         March 31, 2002     March 31, 2001
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)                                90,748                   n/a

STOCK FUNDS
Convertible Securities Fund                                               214,741               262,022
Marsico 21st Century Fund(a)                                              546,618                   n/a
Marsico Focused Equities Fund(a)                                        3,897,321             3,634,474
Marsico Growth Fund(a)                                                    915,809               875,130
Small Company Fund                                                        538,248               705,127
Value Fund                                                              3,090,456             5,004,600

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                                                      0                     0
Intermediate Bond Fund(a)                                                       0                     0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2003 as follows:

                                                                    Percentage of Fund's Aggregate
              Affiliated Broker/Dealer      Aggregate Brokerage      Brokerage Commission Paid to
Fund           (relationship to Fund)           Commission             Affiliated Broker/Dealer
----           ----------------------           ----------             ------------------------

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2002 as follows:

                                                                                     Percentage of Fund's Aggregate
                                 Affiliated Broker/Dealer     Aggregate Brokerage     Brokerage Commission Paid to
         Fund                     (relationship to Fund)          Commission            Affiliated Broker/Dealer
         ----                      ----------------------          ----------            ------------------------
Marsico 21st Century Fund       Banc of America Securities          $  9,937                       1.82%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)

Marsico Focused Equities Fund   Banc of America Securities           332,812                       8.54%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)

Marsico Growth Fund             Banc of America Securities            74,933                       8.18%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2001 as follows:

                                                                                     Percentage of Fund's Aggregate
                                 Affiliated Broker/Dealer     Aggregate Brokerage     Brokerage Commission Paid to
         Fund                     (relationship to Fund)          Commission            Affiliated Broker/Dealer
         ----                      ----------------------          ----------            ------------------------
Marsico Focused Equities Fund   Banc of America                    $318,814                        7.92%
                                Securities, Inc
                                (a broker/dealer
                                subsidiary of Bank of
                                America).

Marsico Growth Fund             Banc of America                      68,542                        7.09%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

Marsico 21st Century Fund       Banc of America                      16,157                        3.34%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2003, 2002 and 2001.

         DIRECTED BROKERAGE

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2003, the Funds directed brokerage transactions in this manner as follows:

                                                  Amount of            Related
                                                Transaction(s)      Commission(s)
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund(a)

STOCK FUNDS
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
Small Company Fund
Value Fund

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund
Intermediate Bond Fund(a)

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2003, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                  DOLLAR AMOUNT OF
                FUND                            BROKER/DEALER     SECURITIES HELD
                ----                            -------------     ---------------
INTERNATIONAL/GLOBAL STOCK FUNDS

Marsico International Opportunities Fund(a)

STOCK FUNDS
Convertible Securities Fund
Marsico 21st Century Fund(a)
Marsico Focused Equities Fund(a)
Marsico Growth Fund(a)
Small Company Fund
Value Fund

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund
Intermediate Bond Fund(a)

         MONIES PAID TO BROKER/DEALERS FROM THE ADVISER'S OR DISTRIBUTOR'S
         PROFIT

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         DESCRIPTION OF THE TRUST'S SHARES

         The Funds of the Trust offer shares in the following classes. Subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund is no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

                                            PRIMARY A              INVESTOR A   INVESTOR B   INVESTOR C
               FUND                           SHARES    R SHARES     SHARES       SHARES       SHARES
INTERNATIONAL/GLOBAL STOCK FUNDS
Marsico International Opportunities Fund        X          X           X            X            X

STOCK FUNDS                                     X          X           X            X            X
Convertible Securities Fund                     X          X           X            X            X
Marsico 21st Century Fund                       X          X           X            X            X
Marsico Focused Equities Fund                   X          X           X            X            X
Marsico Growth Fund                             X          X           X            X            X
Small Company Fund                              X          X           X            X            X
Value Fund                                      X          X           X            X            X

GOVERNMENT & CORPORATE BOND FUNDS
Government Securities Fund                      X          X           X            X            X
Intermediate Bond Fund                          X          X           X            X            X

         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

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

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions. The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Automatic Withdrawal Plan--Additional Information.

         Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program of $25,000, will be deemed to have met the $10,000 minimum account balance required to set up the Automatic Withdrawal Plan.

         OFFERING PRICE

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

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) Domestic exchange traded securities (other than NASDAQ listed equity securities) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP") (which as of May 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best offer price if the last trade price is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the NAV of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with a Fund's fair valuation procedures.; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus under the hearing "About you investment--Information for investors--Distributions and taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         GENERAL

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

         A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         EQUALIZATION ACCOUNTING

         The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

         INVESTMENT THROUGH MASTER PORTFOLIOS

         The Feeder Funds seek to qualify as a regulated investment company by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Feeder Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Feeder Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Feeder Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Feeder Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Feeder Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a manner that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the 1934 Act. In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under
Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

         Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

         DISPOSITION OF FUND SHARES

         If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         As long as a Money Market Fund retains a net asset value of $1.00 per share, a shareholder of the Fund generally will not recognize any gain or loss on the sale or exchange of Fund shares.

         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund could potentially qualify for and make the election. However, even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

         FOREIGN SHAREHOLDERS

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

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

         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account. The Tax-Exempt Funds are not suitable investments for tax-deferred plans and tax-exempt investors.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         On January 1, 2003, BACAP Distributors replaced Stephens as the principal underwriter and Distributor of the shares of the Funds. Its address is: One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2002 and March 31, 2001, Stephens (the former Distributor of the Funds) received the following amount of underwriting commissions, respectively: $7,316,037 and $7,542,547. Of these amounts, the Distributor retained $0. During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31,
2003) received [$ ] of which the Distributor retained [$ ].

                                FUND PERFORMANCE

         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be

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

captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unLargeCap Enhanced Core of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unLargeCap Enhanced Core of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         YIELD CALCULATIONS

         Yield is calculated separately for the Primary A, R Shares, Investor A, Investor B and Investor C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                             Yield = 2[(a-b+1)(6)-1]

                                         cd

Where:          a =   dividends and interest earned during the period.

                b =   expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2003, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:

FUND                                             30-DAY YIELD        TAX-EQUIVALENT YIELD
GOVERNMENT SECURITIES FUND
Primary A
Primary B
Investor A
Investor B
Investor C
INTERMEDIATE BOND FUND
Primary A
Investor A
Investor B
Investor C
         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)(n) = ERV

Where:            P =   a hypothetical initial payment of $1,000

                  T =   average annual total return

                  n =   number of years

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                    P

Where:            CTR =   Cumulative total return

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

                  P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV(DR)"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)(n)=ATV(DR).

         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY

Term Used in SAI                                    Definition
----------------                                    ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Adviser..........................................   BACAP and/or Marsico Capital as the context may require
Advisory Agreements..............................   The respective Investment Advisory Agreement and Investment
                                                    Sub-Advisory Agreements for the Funds
AMEX.............................................   American Stock Exchange
Asset Allocation Fund............................   Nations Asset Allocation Fund
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
Bond Fund........................................   Nations Bond Fund
Brandes..........................................   Brandes Investment Partners, LLC
California Bond Fund.............................   Nations California Municipal Bond Fund
California Intermediate Bond Fund................   Nations California Intermediate Municipal Bond Fund
California Tax-Exempt Reserves...................   Nations California Tax-Exempt Reserves
California Fund(s)...............................   One or more of California Bond Fund, California Intermediate
                                                    Bond Fund and California Tax-Exempt Reserves
Capital Growth Fund..............................   Nations Capital Growth Fund
Cash Reserves....................................   Nations Cash Reserves
CFTC.............................................   Commodity Futures Trading Commission
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NSAT, NMIT or the Trust, as the context may require
Company..........................................   Any one of NSAT, NMIT or the Trust, as the context may require
Convertible Securities Fund......................   Nations Convertible Securities Fund
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors
Distribution Plan(s).............................   One or more of the plans adopted by the Board pursuant to Rule
                                                    12b-1 under the 1940 Act for the distribution of the Funds'
                                                    shares
FDIC.............................................   Federal Deposit Insurance Corporation
FHLMC............................................   Federal Home Loan Mortgage Corporation
Florida Bond Fund................................   Nations Florida Municipal Bond Fund
Florida Fund(s)..................................   One or more of Florida Bond Fund and Florida Intermediate Bond
                                                    Fund
Florida Intermediate Bond Fund...................   Nations Florida Intermediate Municipal Bond Fund
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust
Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                                    Trust
Georgia Intermediate Bond Fund...................   Nations Georgia Intermediate Municipal Bond Fund

Global Value Fund................................   Nations Global Value Fund
GNMA.............................................   Government National Mortgage Association
Government & Corporate Bond Fund(s)..............   One or more of those Funds shown under the heading "Government &
                                                    Corporate Bond Funds" on the front cover of the SAI
Government Reserves..............................   Nations Government Reserves
Government Securities Fund.......................   Nations Government Securities Fund
High Yield Bond Fund.............................   Nations High Yield Bond Fund
Index Fund(s)....................................   One or more of those Funds shown under the heading "Index Funds"
                                                    on the front cover of the SAI
Intermediate Bond Fund...........................   Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund.................   Nations Intermediate Municipal Bond Fund
International Equity Fund........................   Nations International Equity Fund
International/Global Stock Fund(s)...............   One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund.........................   Nations International Value Fund
INVESCO..........................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements...................   The investment advisory agreements with between the Trust, on behalf of its Funds, and BACAP
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with between the Trust, on behalf of each of its respective Funds, Brandes, INVESCO,
                                                    MacKay Shields, Marsico Capital or Putnam, as the case may be
IRS..............................................   United States Internal Revenue Service
Kansas Income Fund...............................   Nations Kansas Municipal Income Fund
LargeCap Index Fund..............................   Nations LargeCap Index Fund
LIBOR............................................   London Interbank Offered Rate
LifeGoal Portfolio(s)............................   One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields...................................   MacKay Shields LLC
Marsico 21st Century Fund........................   Nations Marsico 21st Century Fund
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Fund....................   Nations Marsico Focused Equities Fund
Marsico Growth Fund..............................   Nations Marsico Growth Fund
Marsico International Opportunities Fund.........   Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund..................   Nations Maryland Intermediate Municipal Bond Fund
MidCap Growth Fund...............................   Nations MidCap Growth Fund
MidCap Index Fund................................   Nations MidCap Index Fund
MidCap Value Fund................................   Nations MidCap Value Fund
Money Market Fund(s).............................   One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves............................   Nations Money Market Reserves
Moody's..........................................   Moody's Investors Service, Inc.
Municipal Bond Fund(s)...........................   One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund............................   Nations Municipal Income Fund
Municipal Reserves...............................   Nations Municipal Reserves
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
New York Tax-Exempt Reserves.....................   Nations New York Tax-Exempt Reserves
NMIT.............................................   Nations Master Investment Trust, a registered investment company in the Nations Funds Family
Non-Money Market Fund(s).........................   One or more of the mutual funds of the Trust, other than the
                                                    Money Market Funds
North Carolina Intermediate Bond Fund............   Nations North Carolina Intermediate Municipal Bond Fund

NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
NSAT.............................................   Nations Separate Account Trust, a registered investment company in the Nations Funds Family
PFPC.............................................   PFPC Inc.
Putnam...........................................   Putnam Investment Management, LLC
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission
Selling Agent....................................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent..................................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                    Distributor
Short-Intermediate Government Fund...............   Nations Short-Intermediate Government Fund
Short-Term Income Fund...........................   Nations Short-Term Income Fund
Short-Term Municipal Income Fund.................   Nations Short-Term Municipal Income Fund
Small Company Fund...............................   Nations Small Company Fund
SmallCap Index Fund..............................   Nations SmallCap Index Fund
SmallCap Value Fund..............................   Nations SmallCap Value Fund
SMBS.............................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund............   Nations South Carolina Intermediate Municipal Bond Fund
State Municipal Bond Fund(s).....................   One or more of the California Bond Fund, California Intermediate
                                                    Bond Fund, Florida Bond
                                                    Fund, Florida Intermediate
                                                    Bond Fund, Georgia
                                                    Intermediate Bond Fund,
                                                    Kansas Income Fund, Maryland
                                                    Intermediate Bond Fund,
                                                    North Carolina Intermediate
                                                    Bond Fund, South Carolina
                                                    Intermediate Bond Fund,
                                                    Tennessee Intermediate Bond
                                                    Fund, Texas Intermediate
                                                    Bond Fund and Virginia
                                                    Intermediate Bond Fund
Stephens.........................................   Stephens Inc.
Stock Funds......................................   One or more of those Funds shown under the heading "Stock Funds"
                                                    on the front cover of the SAI
Strategic Growth Fund............................   Nations Strategic Growth Fund
Strategic Income Fund............................   Nations Strategic Income Fund
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds' Primary, Capital Class and Trust
                                                    Class Shares)
Tax-Exempt Reserves..............................   Nations Tax-Exempt Reserves
Tax-Exempt Fund(s)...............................   One or more of Municipal Reserves, California Tax-Exempt
                                                    Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund.................   Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund.....................   Nations Texas Intermediate Municipal Bond Fund
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves................................   Nations Treasury Reserves
The Trust........................................   Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates
U.S. Government Bond Fund........................   Nations U.S. Government Bond Fund
Value Fund.......................................   Nations Value Fund
Virginia Intermediate Bond Fund..................   Nations Virginia Intermediate Municipal Bond Fund

             APPENDIX C--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of July 5, 2003, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record ("R") or is known by the Trust to own beneficially ("B") 5% or more of any class of a Fund's outstanding shares) are shown below.

-------------------------------------------------------------------------------------------------------------------
                      OWNERSHIP                                         ACCOUNT SHARES   % OF      % OF
FUND/CLASS              TYPE              REGISTRATION ADDRESS               OWNED       CLASS     FUND
-------------------------------------------------------------------------------------------------------------------

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(a)             Articles of Incorporation:

(a)(1) Certificate of Trust dated October 22, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(a)(2) Amended and Restated Declaration of Trust last amended February 22, 2001, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

--------------------------------------------------------------------------------
(b)             Bylaws:

                Not Applicable
--------------------------------------------------------------------------------
(c)             Instruments Defining Rights of Securities Holders:

                Not Applicable
--------------------------------------------------------------------------------
(d)             Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Capital Management, LLC ("BACAP") and Nations Funds Trust ("Registrant") dated January 1, 2003, Schedule I dated July 18, 2003, to be filed by amendment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(d)(2) BACAP Assumption Agreement on behalf of the LifeGoal Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(3) Investment Advisory Agreement between BACAP and the Registrant on behalf of the Fixed Income Sector Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(4) BACAP Assumption Agreement on behalf of the Fixed Income Sector Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(5) Investment Sub-Advisory Agreement among BACAP, Brandes Investment Partners, L.P. ("Brandes") and the Registrant dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

--------------------------------------------------------------------------------
(e)             Underwriting Contract:

(e)(1) Distribution Agreement with BACAP Distributors dated January 1, 2003, Schedule I dated July 18, 2003, to be filed by amendment.

--------------------------------------------------------------------------------
(f)             Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan dated December 9, 1999 last amended February 28, 2002, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2002.

--------------------------------------------------------------------------------
(g)             Custodian Agreements:

(g)(1) Amended and Restated Custody Agreement between the Registrant and The Bank of New York ("BNY") dated July 2, 2001, Schedule I dated July 18, 2003, to be filed by amendment.

(g)(2) Custody Agreement between the Registrant and Bank of America, N.A. on behalf of the LifeGoal Portfolios dated June 8, 2001, incorporated by reference to Post-Effective Amendment No. 11, filed July 31, 2001.

--------------------------------------------------------------------------------
(h)             Other Material Contracts:

(h)(1) Administration Agreement between the Registrant and BACAP Distributors, Schedule I dated July 18, 2003, to be filed by amendment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(h)(2) Sub-Administration Agreement among the Registrant, BNY and BACAP Distributors, Schedule I dated July 18, 2003, to be filed by amendment.

(h)(3)          Shareholder Servicing Plan relating to Investor B Shares,
                Exhibit I amended July 18, 2003, to be filed by amendment.

(h)(4)          Shareholder Servicing Plan relating to Investor C Shares,
                Exhibit I amended July 18, 2003, to be filed by amendment.

(h)(5)          Shareholder Servicing Plan relating to Adviser Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(6)          Shareholder Servicing Plan relating to Daily Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(7)          Shareholder Servicing Plan relating to Investor Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(8)          Shareholder Servicing Plan relating to Liquidity Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(9)          Shareholder Servicing Plan relating to Market Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(10)         Shareholder Servicing Plan relating to Service Class Shares,
                Schedule I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(11) Shareholder Administration Plan relating to Investor B and Investor C Shares, Exhibit I amended July 18, 2003, to be filed by amendment.

(h)(12) Shareholder Administration Plan relating to Institutional Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(13)         Shareholder Administration Plan relating to Trust Class Shares,
                Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(h)(14)         Transfer Agency and Services Agreement between PFPC Inc.
                (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated July 18, 2003, to be filed by amendment.

(h)(15) Adoption Agreement and Amendment to Transfer Agency and Services Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(h)(16) Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(h)(17) Sub-Transfer Agency Agreement between PFPC and Bank of America, N.A. ("Bank of America") dated September 11, 1995, Schedule A dated July 18, 2003, to be filed by amendment.

(h)(18) Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(19) Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(20) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, Appendix dated July 18, 2003, to be filed by amendment.

(h)(21) Cross Indemnification Agreement among Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Master Investment Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

--------------------------------------------------------------------------------
(i)             Legal Opinion

(i)(1)          Opinion and Consent of Counsel, filed herewith.
--------------------------------------------------------------------------------
(j)             Other Opinions

(j)(1)          Not Applicable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(k)             Omitted Financial Statements

                Not Applicable
--------------------------------------------------------------------------------
(l)             Initial Capital Agreements:

(l)(1) Investment Letter, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

--------------------------------------------------------------------------------
(m)             Rule 12b-1 Plans:

(m)(1) Shareholder Administration Plan relating to Primary B Shares, incorporated by reference to Post-Effective Amendment No. 11, filed July 31, 2001.

(m)(2) Shareholder Servicing and Distribution Plan relating to Investor A Shares, Exhibit A amended July 18, 2003, to be filed by amendment.

(m)(3) Form of Shareholder Servicing and Distribution Plan relating to Investor R Shares, dated September [ ], 2003, filed herewith.

(m)(4) Distribution Plan relating to Investor B Shares, Exhibit A amended July 18, 2003, to be filed by amendment.

(m)(5) Distribution Plan relating to Investor C Shares, Exhibit A amended July 18, 2003, to be filed by amendment.

(m)(6) Distribution Plan relating to Daily Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(m)(7) Distribution Plan relating to Investor Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(m)(8) Distribution Plan relating to Liquidity Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(m)(9) Distribution Plan relating to Market Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
--------------------------------------------------------------------------------
(m)(10) Distribution Plan relating to Service Class Shares, Exhibit A amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

--------------------------------------------------------------------------------
(n)             Financial Data Schedule:

                Not Applicable.
--------------------------------------------------------------------------------
(o)             Rule 18f-3 Plan:

(o)(1) Rule 18f-3 Multi-Class Plan, last amended July 18, 2003, to be filed by amendment.

--------------------------------------------------------------------------------
(p)             Codes of Ethics:

(p)(1) Nations Funds Family Code of Ethics, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(p)(2) BACAP and BACAP Distributors Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2002.

(p)(3) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

--------------------------------------------------------------------------------
(q)(1)          Powers of Attorney for Edmund L. Benson, Charles B. Walker, A.
                Max Walker, Thomas S. Word, Jr., William H. Grigg, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers, Cornelius J. Pings, William P. Carmichael, Robert H. Gordon and Edward D. Bedard, incorporated by reference to Post-Effective Amendment No. 29, filed April 21, 2003.

(q)(2) Power of Attorney for Minor Mickel Shaw, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

--------------------------------------------------------------------------------

ITEM 24. PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

         No person is controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

         Article VII of the Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the
Registrant's:

          1.   Administration Agreement with BACAP Distributors;

          2.   Sub-Administration Agreement with BNY and BACAP Distributors;

          3.   Distribution Agreement with BACAP Distributors;

          4.   Custody Agreement with BNY;

          5.   Custody Agreement with Bank of America, N.A.;

          6.   Transfer Agency and Services Agreement with PFPC; and

          7. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         To the knowledge of the Registrant, none of the directors or officers of BACAP, the adviser to the Registrant's portfolios, or Brandes, the investment sub-adviser to certain portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BACAP or other subsidiaries of Bank of America Corporation.

         (a) BACAP performs investment advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

         (b) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) BACAP Distributors, placement agent for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Separate Account Trust and Nations Funds Trust both of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the placement agent is incorporated by reference to Form ADV filed by BACAP Distributors with the SEC pursuant to the 1940 Act (file no. 801-49874).

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         (1) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (2) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

         (3) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (4) BACAP Distributors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as distributor and administrator).

         (5) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

         (6) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).

ITEM 29. MANAGEMENT SERVICES

         Not Applicable

ITEM 30. UNDERTAKINGS

         Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on the 3rd day of July, 2003.

                                 NATIONS FUNDS TRUST

                                 By:                 *
                                     ---------------------------------------
                                     Robert H. Gordon
                                     President (Principal Executive Officer)
                                     and Vice Chairman of the Board of Trustees

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on N-1A has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                         TITLE                   DATE
          ----------                         -----                   ----

                *                           Chairman              July 3, 2003
-----------------------------     of the Board of Trustees
(William P. Carmichael)

                *                 Chief Financial Officer         July 3, 2003
-----------------------------      (Principal Financial
(Edward D. Bedard)                and Accounting Officer)

                *                         Trustee                 July 3, 2003
-----------------------------
(Edmund L. Benson, III)

                *                         Trustee                 July 3, 2003
-----------------------------   President (Principal Executive
(Robert H. Gordon)               Officer) and Vice Chairman of
                                    the Board of Trustees

                *                         Trustee                 July 3, 2003
-----------------------------
(William H. Grigg)

                *                         Trustee                 July 3, 2003
-----------------------------
(Thomas F. Keller)

                *                         Trustee                 July 3, 2003
-----------------------------
(Carl E. Mundy, Jr.)

                *                         Trustee                 July 3, 2003
-----------------------------
(Cornelius J. Pings)

                *                         Trustee                 July 3, 2003
-----------------------------
(Minor Mickel Shaw)

                *                         Trustee                 July 3, 2003
-----------------------------
(A. Max Walker)

                *                         Trustee                 July 3, 2003
-----------------------------
(Charles B. Walker)

                *                         Trustee                 July 3, 2003
-----------------------------
(Thomas S. Word)

                *                         Trustee                 July 3, 2003
-----------------------------
(James B. Sommers)


/s/ Robert B. Carroll
-----------------------------
Robert B. Carroll
*Attorney-in-Fact

                                   Signatures

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 3rd day of July, 2003.

                                       NATIONS MASTER INVESTMENT TRUST

                                       By:  /s/ Robert H. Gordon
                                          -----------------------
                                             Robert H. Gordon
                                             President (Principal Executive
                                             Officer) and Vice Chairman of the
                                             Board of Trustees

                                  EXHIBIT INDEX

                               NATIONS FUNDS TRUST

                               FILE NO. 333-89661



(i)(1)                                   Opinion of Morrison and Foerster LLP

(m)(3) Form of Shareholder Servicing and Distribution Plan relating to Investor R Shares